UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MarineMax, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Your Vote Counts! MARINEMAX, INC. 2022 Annual Meeting Vote by February 23, 2022 11:59 PM ET MARINEMAX, INC. 2600 MCCORMICK DRIVE SUITE 200 CLEARWATER, FLORIDA 33759 D63930-P62746 You invested in MARINEMAX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 24, 2022. Get informed before you vote View the Notice and Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 10, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Person at the Meeting* February 24, 2022 8:00 a.m., local time Smartphone users Point your camera here and vote without entering a control number 2600 McCormick Drive Suite 200 Clearwater, Florida 33759 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors, each to serve for a three-year term expiring in 2025. Nominees: 1a. George E. Borst For 1b. Hilliard M. Eure III For 1c. Joseph A. Watters For 2. To approve (on an advisory basis) our executive compensation (“say-on-pay”). For 3. To approve our 2021 Stock-Based Compensation Plan. For 4. To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our Company for the fiscal year ending September 30, 2022. For And upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. NOTE: THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF THE THREE DIRECTORS NAMED ABOVE, EACH TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2025, FOR PROPOSALS 2, 3, AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D63931-P62746